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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported) November 28, 2005
                                                        -----------------

                         A.C. Moore Arts & Crafts, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

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

        Pennsylvania                        000-23157                             22-3527763
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(State or other jurisdiction         (Commission File Number)         (IRS Employer Identification No.)
    of incorporation)

     130 A.C. Moore Drive, Berlin, NJ                                               08009
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(Address of principal executive offices)                                          (Zip Code)
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Registrant's telephone number, including area code (856) 768-4930
                                                   --------------

                                 Not Applicable
     --------------------------------------------------------------
     (Former name or former address, if changed since last report.)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02   DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
            APPOINTMENT OF PRINCIPAL OFFICERS.

         On November 28, 2005, John E. ("Jack") Parker, Chief Executive Officer of A.C. Moore Arts & Crafts, Inc. (the "Company"), announced his intention to retire from his position as the Company's Chief Executive Officer by December 31, 2006. Mr. Parker will continue to serve as the Chief Executive Officer of the Company during 2006 until the Board of Directors appoints a new Chief Executive Officer.

         Explanatory Note:
         -----------------

         This Current Report on Form 8-K (the "Form 8-K") was submitted electronically for filing with the Securities and Exchange Commission on November 29, 2005. However, the filing of the Form 8-K was not timely completed due to an electronic transmission error. The Form 8-K, which was believed to have been filed, is now being re-submitted for filing promptly after discovery of this transmission error.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     A.C. MOORE ARTS & CRAFTS, INC.



Date: January 19, 2006               By:  /s/ Leslie H. Gordon
                                         -------------------------------------
                                           Name:  Leslie H. Gordon
                                           Title: Executive Vice President and
                                                  Chief Financial Officer